UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     September 26, 2006

www.bmhc.com

Building Materials Holding Corporation

Delaware	000-23135	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors

On September 26, 2006 our Board of Directors appointed Norman R. Walker to the Board of Directors. This appointment maintains our Board of Directors at ten members and was based on the recommendation of our Nominating and Corporate Governance Committee.

Norman R. Walker as well as his immediate family members were not previously employed and are not employed by us. Also, Mr. Walker and his immediate family members have not received any payments in excess of $60,000 from us. Other than the compensation for this board service, there is no arrangement or understanding between Mr. Walker and any other persons pursuant to which he was appointed as a director.

Mr. Walker will serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

99.1	News release dated September 29, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Building Materials Holding Corporation

Date: September 29, 2006	/s/ Paul S. Street
Paul S. Street
Senior Vice President, Chief Administrative Officer,
General Counsel and Corporate Secretary

 Exhibit Index

Exhibit
Number	Description

99.1	News release dated September xDate, 2006